UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 11, 2025
(Date of earliest event reported)

BANK 2025-BNK51

(Central Index Key Number 0002098047)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Bank of America, National Association

(Central Index Key Number 0001102113)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-10	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On December 11, 2025, Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), BofA Securities, Inc. (“BOAS”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”) entered into an agreement, dated as of December 11, 2025, among Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, WFS, Morgan Stanley, BOAS, JPMS, Academy, Drexel and Siebert as underwriters (WFS, Morgan Stanley, BOAS, JPMS, Academy, Drexel and Siebert, collectively in such capacity, the “Underwriters”), and Wells Fargo Bank, National Association (“WFB”) (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about December 23, 2025.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $894,510,000.

On or about December 23, 2025, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2025-BNK51 (the “Certificates”), is expected to be issued by BANK 2025-BNK51, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of December 1, 2025 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Trimont LLC, a Georgia limited liability company (“Trimont”), will act as primary servicer of the Sheraton Denver Downtown Hotel mortgage loan, the Brentwood Commons mortgage loan, the Marriott Chicago O’Hare mortgage loan, the Courtyard Titusville Kennedy Space Center mortgage loan and the 40-52 Derwood Circle mortgage loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.6 and dated as of December 1, 2025, between Midland, as master servicer, and Trimont, as primary servicer, pursuant to which Trimont will perform certain servicing obligations of Midland under the Pooling and Servicing Agreement.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Sheraton Denver Downtown Hotel	4.4	N/A
255 Greenwich	4.5	N/A
Ellenton Premium Outlets	4.6	N/A
Market Place Center	4.7	4.2
4 Union Square South	4.8	4.2
BioMed MIT Portfolio	4.9	4.3

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the RR Interest.

The Publicly Offered Certificates, the Privately Offered Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 23, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be seventy-four (74) fixed rate mortgage loans (the “Mortgage Loans”) secured by mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee estate of the related borrower in ninety-one (91) commercial, multifamily, manufactured housing and/or residential cooperative properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from WFB pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between the Registrant and NCB, an executed version of which is attached hereto as Exhibit 99.4; and certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.5.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement, and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $95,266,186, by the Registrant to WFS, Morgan Stanley, BOAS, JPMS, Academy, Drexel and Siebert (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase

Agreement, dated as of December 11, 2025, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and WFB, and (iii) the transfer of the RR Interest by the Registrant to WFB, BANA and Morgan Stanley Bank, N.A. (in such capacity, the “Retaining Parties”) pursuant to an RR Interest Transfer Agreement, dated as of December 11, 2025, between the Registrant and the Retaining Parties. The Privately Offered Certificates and the RR Interest will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 12, 2025 and as filed with the Securities and Exchange Commission on December 15, 2025 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated December 12, 2025.

The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of December 11, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of October 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated as of June 6, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and as special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.4	Agreement Between Note Holders, dated as of December 8, 2025, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, and Wells Fargo Bank, National Association, as Initial Note A-4 Holder.
Exhibit 4.5	Agreement Between Note Holders, dated as of November 4, 2025, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, Societe Generale Financial Corporation, as Initial Note A-5 Holder, Initial Note A-6 Holder and Initial Note A-7 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent.

Exhibit 4.6	Agreement Between Note Holders, dated as of November 18, 2025, by and between Bank of America, N.A., as Initial Note A-1 Holder and Initial A-2 Holder, and Societe Generale Financial Corporation, as Initial Note A-3 Holder and Initial Note A-4 Holder.
Exhibit 4.7	Agreement Between Note Holders, dated as of August 26, 2025, by and between Wells Fargo Bank, National Association, as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Note A-4 Holder and Note A-5 Holder.
Exhibit 4.8	Agreement Between Note Holders, dated as of September 23, 2025, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of June 6, 2025, by and between JPMorgan Chase Bank, National Association, as Initial Note A1-S Holder, Initial Note A1-C1 Holder, Initial Note A1-C2 Holder, Initial Note B-1 Holder, Initial Note C-1 Holder, Initial Note D-1 Holder and Initial Agent, Citi Real Estate Funding Inc., as Initial Note A2-S Holder, Initial Note A2-C1 Holder, Initial Note A2-C2 Holder, Initial Note B-2 Holder, Initial Note C-2 Holder and Initial Note D-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A3-S Holder, Initial Note A3-C1 Holder, Initial Note A3-C2 Holder, Initial Note B-3 Holder, Initial Note C-3 Holder and Initial Note D-3 Holder, Goldman Sachs Bank USA, as Initial Note A4-S Holder, Initial Note A4-C1 Holder, Initial Note A4-C2 Holder, Initial Note B-4 Holder, Initial C-4 Holder and Initial Note D-4 Holder, and Societe Generale Financial Corporation, as Initial Note A5-S Holder, Initial Note A5-C1 Holder, Initial Note A5-C2 Holder, Initial Note B-5 Holder, Initial Note C-5 and Initial Note D-5 Holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 12, 2025, which such certification is dated December 12, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.6	Primary Servicing Agreement, dated as of December 1, 2025, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2025	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1

Underwriting Agreement, dated as of December 11, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.

(E)
4.1

Pooling and Servicing Agreement, dated and effective as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

(E)
4.2

Pooling and Servicing Agreement, dated as of October 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3

Trust and Servicing Agreement, dated as of June 6, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and as special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.

(E)
4.4

Agreement Between Note Holders, dated as of December 8, 2025, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, and Wells Fargo Bank, National Association, as Initial Note A-4 Holder.

(E)
4.5

Agreement Between Note Holders, dated as of November 4, 2025, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, Societe Generale Financial Corporation, as Initial Note A-5 Holder, Initial Note A-6 Holder and Initial Note A-7 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent.

(E)
4.6

Agreement Between Note Holders, dated as of November 18, 2025, by and between Bank of America, N.A., as Initial Note A-1 Holder and Initial A-2 Holder, and Societe Generale Financial Corporation, as Initial Note A-3 Holder and Initial Note A-4 Holder.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.7

Agreement Between Note Holders, dated as of August 26, 2025, by and between Wells Fargo Bank, National Association, as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Note A-4 Holder and Note A-5 Holder.

(E)
4.8

Agreement Between Note Holders, dated as of September 23, 2025, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder.

(E)
4.9

Co-Lender Agreement, dated as of June 6, 2025, by and between JPMorgan Chase Bank, National Association, as Initial Note A1-S Holder, Initial Note A1-C1 Holder, Initial Note A1-C2 Holder, Initial Note B-1 Holder, Initial Note C-1 Holder, Initial Note D-1 Holder and Initial Agent, Citi Real Estate Funding Inc., as Initial Note A2-S Holder, Initial Note A2-C1 Holder, Initial Note A2-C2 Holder, Initial Note B-2 Holder, Initial Note C-2 Holder and Initial Note D-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A3-S Holder, Initial Note A3-C1 Holder, Initial Note A3-C2 Holder, Initial Note B-3 Holder, Initial Note C-3 Holder and Initial Note D-3 Holder, Goldman Sachs Bank USA, as Initial Note A4-S Holder, Initial Note A4-C1 Holder, Initial Note A4-C2 Holder, Initial Note B-4 Holder, Initial C-4 Holder and Initial Note D-4 Holder, and Societe Generale Financial Corporation, as Initial Note A5-S Holder, Initial Note A5-C1 Holder, Initial Note A5-C2 Holder, Initial Note B-5 Holder, Initial Note C-5 and Initial Note D-5 Holder.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 12, 2025, which such certification is dated December 12, 2025.	(E)
99.1

Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.2

Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.5

Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2025, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.6	Primary Servicing Agreement, dated as of December 1, 2025, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.	(E)